AMENDMENT TO
CONVERTIBLE PROMISSORY NOTE

This AMENDMENT TO CONVERTIBLE PROMISSORY NOTE (this “Amendment”), is made as of ________, by and between SILVER HORN MINING LTD., a Delaware corporation (the "Company") and each of the lenders whose names appear on the signature pages hereof.  Such lenders are each referred to herein as a “Lender” and, collectively, as the “Lenders”.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Original Note (defined below).

RECITALS

WHEREAS, the Company and each of the Lenders entered into that certain Note Purchase Agreement, dated as of _________ (the “Note Purchase Agreement”), pursuant to which the Company sold to the Lenders, upon the terms and subject to the conditions set forth in the Note Purchase Agreement, an aggregate of  $_______of promissory notes the (the “Original Notes”);

WHEREAS, the Parties wish to amend the Original Notes in the manner set forth herein.

NOW THEREFORE, in consideration of the respective covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows, intending to be legally bound hereby:

1.            Section 4(a) of the Original Notes is hereby deleted in its entirety and replaced with the following:

(a)	Conversion Option

At any time at least three months after the Original Issuance Date, as well as following the Maturity Date, this Note shall be convertible (in whole or in part), at the option of the Holder (the “Conversion Option”), into such number of fully paid and non-assessable shares of Common Stock of the Company (the “Conversion Rate”) as is determined by dividing (x) that portion of the outstanding principal balance under this Note as of such date that the Holder elects to convert by (y) the Conversion Price (as defined herein) then in effect on the date (the “Conversion Date”) on which the Holder faxes or emails a notice of conversion (the “Conversion Notice”), duly executed, to the Company, provided, however, that the Conversion Price shall be subject to adjustment as described herein.  Company shall keep written records of the amount of this Note converted, paid or exchanged, as of each Conversion Date.

2.           Section 4(b) of the Original Notes is hereby deleted in its entirety and replaced with the following:

(b)	Conversion Price

The term “Conversion Price” shall mean $0.03, subject to adjustment as provided herein.

3.           Except as otherwise provided herein, the Note Purchase Agreement, Original Notes and all exhibits and schedules thereto shall remain in full force and effect.

4.           This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

SILVER HORN MINING LTD.

By:
Name:  Andrew Uribe
Title: Chief Executive Officer

 LENDERS:

By:
Name:

By:
Name:

By:
Name:

By:
Name:
Title:

By:
Name:
Title:

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